1 Teleflex Incorporated Second Quarter 2016 Earnings Conference Call

2 Conference Call Logistics The release, accompanying slides, and replay webcast are available online at www.teleflex.com (click on “Investors”) Telephone replay available by dialing 855-859-2056 or for international calls, 404- 537-3406, pass code number 47983139

3 Introductions Benson Smith Chairman and CEO Liam Kelly President and COO Thomas Powell Executive Vice President and CFO Jake Elguicze Treasurer and Vice President of Investor Relations

4 Forward Looking Statements This presentation and our discussion contain forward-looking information and statements including, but not limited to, forecasted 2016 GAAP and constant currency revenue growth; forecasted 2016 GAAP and adjusted gross and operating margins; forecasted 2016 GAAP and adjusted earnings per share results; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements. These risks and uncertainties are addressed in the Company’s SEC filings, including its most recent Form 10-K. Non-GAAP Financial Measures This presentation refers to certain non-GAAP financial measures, including, but not limited to, constant currency revenue growth, adjusted diluted earnings per share, adjusted gross and operating margins and adjusted tax rate. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Additional notes and tables reconciling these non-GAAP financial measures to the most comparable GAAP financial measures are contained within the appendices to this presentation. Additional Notes Unless otherwise noted, the following slides reflect continuing operations. As used in this presentation, "new products" are products we have sold for 36 months or less, and “existing products” are products we have sold for more than 36 months. Discussion of the effects of acquired businesses (except as noted below with respect to acquired distributors) generally reflects the impact of the acquisitions within the first 12 months after the acquisition date. In addition to increases and decreases in the per unit selling prices of our products to our customers, our discussion of the impact of product price increases and decreases also reflects, for the first 12 months following the acquisition or termination of a distributor, the impact on the pricing of our products resulting from the elimination of the distributor from the sales channel. To the extent an acquired distributor had pre-acquisition sales of products other than ours, the impact of the post- acquisition sales of those products on our results of operations is included within our discussion of the impact of acquired businesses.

5 Executive Summary Second quarter 2016 revenue of $473.6 million • Up 4.8% vs. prior year period on an as-reported basis • Up 5.0% vs. prior year period on a constant currency basis Second quarter 2016 Earnings Per Share • GAAP EPS of $1.25, up 34.4% vs. prior year period • Adjusted EPS of $1.89, up 33.1% vs. prior year period 2016 Full Year Guidance • Reaffirmed 2016 guidance for as-reported and constant currency revenue growth • Raised 2016 earnings per share guidance: 2016 GAAP EPS range raised from $5.32 - $5.37 to $5.34 - $5.41 2016 Adjusted EPS range raised from $7.10 - $7.25 to $7.20 - $7.32 Note: See appendices for reconciliations of non-GAAP information

6 Second Quarter Highlights Second quarter 2016 constant currency revenue growth of 5.0% • Sales volume of existing products contributes ~3.5%, in part due to impact of one additional selling day in the quarter • Sales volume of new products contributes ~1.3% • Improved product pricing contributes ~0.2%, driven by distributor conversions • Previously completed M&A contributes ~0.1% Note: See appendices for reconciliations of non-GAAP information

7 Segment Revenue Review Q2’16 Q2’15 Constant Currency Revenue Commentary Vascular N.A.: $88.2 million, up 8.8% Anesthesia N.A.: $49.2 million, up 8.2% Surgical N.A.: $43.1 million, up 6.8% EMEA: $131.7 million, up 1.3% Asia: $63.2 million, up 3.6% OEM: $40.3 million, up 5.9% All Other: $57.9 million, up 5.4% Note: Increases and decreases in revenue referred to above are as compared to results for the second quarter of 2015. See appendices for reconciliations of non-GAAP information. 19% 9% 10% 28% 13% 9% 12% Vascular North America Surgical North America Anesthesia North America EMEA Asia OEM All Other 18% 9% 10% 29% 14% 8% 12% Vascular North America Surgical North America Anesthesia North America EMEA Asia OEM All Other

8 Group Purchasing Organization and IDN Review Track record of expansion of contractual agreements continues in Q2’16 Group Purchasing Organization Update • 1 new agreement • 3 renewed agreements IDN Update • 18 new agreements • 6 renewed agreements • 1 existing agreement not renewed

9 Restructuring Update 2016 Manufacturing Footprint Realignment Plan • Actions are expected to be substantially completed by the end of 2018 • Continue to expect to achieve annualized pre-tax savings of between $12 million to $16 million once the Plan is fully implemented 2015 Restructuring Programs • Actions are expected to be substantially completed by the end of 2017 • Continue to expect to achieve annualized pre-tax savings of between $15 million to $18 million once the Plan is fully implemented 2014 Manufacturing Footprint Realignment Plan • Actions are expected to be substantially completed by the end of 2017 • Continue to expect to achieve annualized pre-tax savings of between $28 million to $35 million once the Plan is fully implemented Previously announced restructuring plans remain on-track

10 Second Quarter Financial Review Revenue of $473.6 million • Up 4.8% vs. prior year period on an as-reported basis • Up 5.0% vs. prior year period on a constant currency basis Gross Margin • GAAP gross margin of 54.1%, up 250bps vs. prior year period • Adjusted gross margin of 55.0%, up 270bps vs. prior year period Operating Margin • GAAP operating margin of 20.8%, up 380bps vs. prior year period • Adjusted operating margin of 25.2%, up 480bps vs. prior year period Tax Rate • GAAP tax rate of 11.9%, up 140bps vs. prior year period • Adjusted tax rate of 20.6%, up 110bps vs. prior year period Earnings Per Share • GAAP EPS of $1.25, up 34.4% vs. prior year period • Adjusted EPS of $1.89, up 33.1% vs. prior year period, reflects favorable impact from foreign exchange of ~5.6% Note: See appendices for reconciliations of non-GAAP information

11 2016 Financial Outlook Assumptions Reaffirming previously provided full year 2016 Revenue Guidance • As-reported revenue growth range of 3.0% - 4.0% • Constant currency revenue growth range of 5.0% - 6.0% 2016 Gross Margin Guidance • Raised GAAP gross margin range from 53.15% - 54.05% to 53.25% - 54.15% • Reaffirmed adjusted gross margin range of 54.0% - 55.0% 2016 Operating Margin Guidance • Raised GAAP operating margin range from 19.3% - 19.6% to 19.7% - 20.0% • Raised adjusted operating margin range from 23.5% - 24.0% to 24.0% - 24.5% 2016 Earnings Per Share Guidance • Raised GAAP earnings per share range from $5.32 - $5.37 to $5.34 - $5.41 • Raised adjusted earnings per share range from $7.10 - $7.25 to $7.20 - $7.32 Note: See appendices for reconciliations of non-GAAP information

12 Any Questions?

13 Thank You

14 Appendices

15 Non-GAAP Financial Measures The following appendices include, among other things, tables reconciling the following non-GAAP financial measures to the most comparable GAAP financial measure: • Constant currency revenue growth. This measure excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. • Adjusted diluted earnings per share. This measure excludes, depending on the period presented (i) restructuring and other impairment charges; (ii) certain losses and other charges, including charges related to facility consolidations and acquisitions and integration costs, net of the gain on sale of an asset and reversal of charges related to contingent consideration and a litigation verdict against the Company with respect to a non-operating joint venture; (iii) amortization of the debt discount on the Company’s convertible notes; (iv) intangible amortization expense; (v) loss on extinguishment of debt; and (vi) tax benefits resulting primarily from the resolution of audits of prior year returns and tax law changes affecting the Company's deferred tax liability. In addition, the calculation of diluted shares within adjusted earnings per share gives effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company’s senior subordinated convertible notes (under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares). • Adjusted gross margin. This measure excludes, depending on the period presented, certain losses, other charges and charge reversals, primarily related to facility consolidations. • Adjusted operating margin. This measure excludes, depending on the period presented, (i) the impact of restructuring and other impairment charges; (ii) losses and other charges, including charges related to facility consolidations and acquisition and integration costs, net of the gain on sale of an asset and reversal of charges related to contingent consideration and a litigation verdict against the Company with respect to a non-operating joint venture; and (iii) intangible amortization expense. • Adjusted tax rate. This measure is the percentage of the Company’s adjusted taxes on income from continuing operations to its adjusted income from continuing operations before taxes. Adjusted taxes on income from continuing operations excludes, depending on the period presented, the impact of tax benefits or costs associated with (i) restructuring and impairment charges; (ii) amortization of the debt discount on the Company’s convertible notes; (iii) intangible amortization expense; (iv) tax adjustments relating to amendments to prior year returns, the resolution of, or expiration of statutes of limitations with respect to, various prior year returns and tax law changes; and (vii) losses and other charges, including charges related to facility consolidations and acquisition and integration costs, net of the gain on sale of an asset and reversal of charges related to contingent consideration and a litigation verdict against the Company with respect to a non-operating joint venture; and (iii) intangible amortization expense.

16 APPENDIX A – RECONCILIATION OF CONSTANT CURRENCY REVENUE GROWTH DOLLARS IN MILLIONS June 26, 2016 June 28, 2015 Constant Currency Currency Total Vascular North America 88.2$ 81.2$ 8.8% (0.2%) 8.6% Anesthesia North America 49.2 45.6 8.2% (0.3%) 7.9% Surgical North America 43.1 40.5 6.8% (0.3%) 6.5% EMEA 131.7 129.1 1.3% 0.7% 2.0% Asia 63.2 62.1 3.6% (1.7%) 1.9% OEM 40.3 37.9 5.9% 0.4% 6.3% All Other 57.9 55.7 5.4% (1.4%) 4.0% Net Revenues 473.6$ 452.1$ 5.0% (0.2%) 4.8% Three Months Ended % Increase / (Decrease)

17 APPENDIX B – RECONCILIATION OF REVENUE GROWTH DOLLARS IN MILLIONS % Basis Points Three Months Ended June 28, 2015 Revenue As-Reported $452.0 Foreign Currency (1.1) -0.2% (25) Sales Volume Existing Products 15.6 3.5% 345 New Product Sales 6.0 1.3% 132 Pricing 0.7 0.2% 16 Acquisitions 0.3 0.1% 7 Three Months Ended June 26, 2016 Revenue As-Reported $473.6 4.8% Year-over-year growth

18 APPENDIX C – RECONCILIATION OF ADJUSTED GROSS PROFIT AND MARGIN DOLLARS IN THOUSANDS June 26, 2016 June 28, 2015 Teleflex gross profit as-reported 256,399$ 233,237$ Teleflex gross margin as-reported 54.1% 51.6% Losses and other charges, net (A) 3,975 3,103 Adjusted Teleflex gross profit 260,374$ 236,340$ Adjusted Teleflex gross margin 55.0% 52.3% Teleflex revenue as-reported 473,553$ 452,045$ Three Months Ended (A) In 2016 and 2015 losses and other charges, net related primarily to facility consolidations.

19 APPENDIX D – RECONCILIATION OF ADJUSTED OPERATING PROFIT AND MARGIN DOLLARS IN THOUSANDS (A) In 2016 losses and other charges, net related primarily to facility consolidations. In 2015, losses and other charges, net related primarily to reversals of charges related to contingent consideration liabilities and a litigation verdict against the Company with respect to a non-operating joint venture; the sum of these reversals exceeded the sum of acquisition and integration costs, and charges related to facility consolidations. June 26, 2016 June 28, 2015 Teleflex income from continuing operations before interest and taxes 98,441$ 76,986$ Teleflex income from continuing operations before interest and taxes margin 20.8% 17.0% Restructuring and other impairment charges (119) 580 Losses and other charges, net (A) 4,834 (331) Intangible amortization expense 16,040 15,086 Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense 119,196$ 92,321$ Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense margin 25.2% 20.4% Teleflex revenue as-reported 473,553$ 452,045$ Three Months Ended

APPENDIX E –
RECONCILIATION OF ADJUSTED EPS FROM CONTINUING OPERATIONS
QUARTER ENDED – JUNE 26, 2016
DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA

	Cost of goods sold	Selling, general and administrative expenses	Research and development expenses	Restructuring and other impairment charges	(Gain) loss on sale of business and assets	Interest expense, net	Loss on extinguishment of debt, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	**$217.2**	**$143.0**	**$15.5**	**($0.1)**	**($0.4)**	**$11.8**	**$19.3**	**$8.0**	**$59.1**	**$1.25**	**47,246**
Adjustments:											
Restructuring and other impairment charges	—	—	—	(0.1)	—	—	—	0.1	(0.2)	—	—
Losses and other charges, net (A)	4.0	1.2	0.0	—	(0.4)	—	—	1.9	2.9	$0.07	—
Amortization of debt discount on convertible notes	—	—	—	—	—	1.4	—	0.5	0.9	$0.02	—
Intangible amortization expense	—	15.9	0.1	—	—	—	—	4.3	11.8	$0.25	—
Loss on extinguishment of debt, net	—	—	—	—	—	—	19.3	7.0	12.2	$0.26	—
Tax adjustment (B)	—	—	—	—	—	—	—	0.5	(0.5)	($0.01)	—
Shares due to Teleflex under note hedge (C)	—	—	—	—	—	—	—	—	—	$0.07	(1,675)
Adjusted basis	**$213.2**	**$125.9**	**$15.3**	**—**	**—**	**$10.3**	**—**	**$22.4**	**$86.2**	**$1.89**	**45,571**

(A) In 2016, losses and other charges, net related primarily to facility consolidations.

(B) The tax adjustment represents a net benefit resulting primarily from (1) the resolution of audits of prior year returns and (2) tax law changes affecting our deferred tax liability.

(C) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company's convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company's convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

20

Teleflex®

APPENDIX F – RECONCILIATION OF ADJUSTED EPS FROM CONTINUING OPERATIONS QUARTER ENDED – JUNE 28, 2015 DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA

	Cost of goods sold	Selling, general and administrative expenses	Research and development expenses	Restructuring and other impairment charges	Interest expense, net	Loss on extinguishment of debt, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	$218.8	$142.2	$13.4	$0.6	$16.1	$10.5	$5.3	$44.8	$0.93	48,081
Adjustments										
Restructuring and other impairment charges	—	—	—	0.6	—	—	0.2	0.4	$0.01	—
Losses and other charges (A)	3.1	(3.4)	—	—	—	—	0.6	(0.9)	($0.03)	—
Amortization of debt discount on convertible notes	—	—	—	—	3.3	—	1.2	2.1	$0.04	—
Intangible amortization expense	—	15.1	—	—	—	—	4.1	10.9	$0.23	—
Loss on extinguishment of debt, net	—	—	—	—	—	10.5	3.8	6.6	$0.14	—
Tax adjustment (B)	—	—	—	—	—	—	0.3	(0.3)	($0.01)	—
Shares due to Teleflex under note hedge (C)	—	—	—	—	—	—	—	—	$0.10	(3,366)
Adjusted basis	**$215.7**	**$130.6**	**$13.4**	**—**	**$12.8**	**—**	**$15.5**	**$63.5**	**$1.42**	**44,715**

(A) In 2015, adjustments to losses and other charges, net resulted in a small decrease in adjusted net income and diluted earnings per share because the GAAP financial statements included reversals of charges related to contingent consideration liabilities and a litigation verdict against the Company with respect to a non-operating joint venture; the sum of these reversals exceeded the sum of acquisition and integration costs, and charges related to facility consolidations.

(B) The tax adjustment represents a net benefit resulting primarily from (1) the resolution of audits of prior year returns and (2) tax law changes affecting our deferred tax liability.

(C) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company's convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company's convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

21

Teleflex®

22 APPENDIX G – RECONCILIATION OF ADJUSTED TAX RATE DOLLARS IN THOUSANDS Three Months Ended June 26, 2016 Income from continuing operations before taxes Taxes on income from continuing operations Tax rate GAAP basis $67,402 $8,007 11.9% Restructuring and impairment charges (119) 102 Losses and other charges, net (A) 4,834 1,899 Amortization of debt discount on convertible notes 1,440 525 Intangible amortization expense 16,040 4,287 Loss on extinguishment of debt 19,261 7,025 Tax adjustment (B) 0 538 Adjusted basis $108,858 $22,383 20.6% Three Months Ended June 28, 2015 GAAP basis $50,479 $5,280 10.5% Restructuring and impairment charges 580 209 Losses and other charges, net (A) (331) 586 Amortization of debt discount on convertible notes 3,252 1,186 Intangible amortization expense 15,086 4,141 Loss on extinguishment of debt 10,454 3,811 Tax adjustment (B) 0 323 Adjusted basis $79,520 $15,536 19.5% (A) In 2016, losses and other charges, net related primarily to facility consolidations. In 2015, losses and other charges, net related primarily to reversals of charges related to contingent consideration liabilities and a litigation verdict against the Company w ith respect to a non-operating joint venture; the sum of these reversals exceeded the sum of acquisition and integration costs, and charges related to facility consolidations. (B) The tax adjustment represents a net benefit resulting primarily from (1) the resolution of audits of prior year returns and (2) tax law changes affecting our deferred tax liability.

23 APPENDIX H – RECONCILIATION OF 2016 CONSTANT CURRENCY REVENUE GROWTH GUIDANCE Low High Forecasted GAAP Revenue Growth 3.0% 4.0% Estimated Impact of Foreign Currency Fluctuations 2.0% 2.0% Forecasted Constant Currency Revenue Growth 5.0% 6.0%

24 APPENDIX I – RECONCILIATION OF 2016 ADJUSTED GROSS MARGIN GUIDANCE Note: In 2016, estimated losses and other charges, net relate primarily to facility consolidation expenses. Low High Forecasted GAAP Gross Margin 53.25% 54.15% Estimated losses and other charges, net 0.75% 0.85% Forecasted Adjusted Gross Margin 54.00% 55.00%

25 APPENDIX J – RECONCILIATION OF 2016 ADJUSTED OPERATING MARGIN GUIDANCE Note: In 2016, estimated losses and other charges, net relate primarily to facility consolidation expenses. Low High Forecasted GAAP Operating Margin 19.7% 20.0% Estimated losses and other charges, net 1.0% 1.1% Estimated intangible amortization expense 3.3% 3.4% Forecasted Adjusted Operating Margin 24.0% 24.5%

26 APPENDIX K – RECONCILIATION OF 2016 ADJUSTED EARNINGS PER SHARE GUIDANCE Low High Forecasted diluted earnings per share attributable to common shareholders $5.34 $5.41 Restructuring, impairment charges and special items, net of tax $0.83 $0.86 Intangible amortization expense, net of tax $0.95 $0.97 Amortization of debt discount on convertible notes, net of tax $0.08 $0.08 Forecasted adjusted diluted earnings per share $7.20 $7.32